UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of theSecurities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 6, 2013 (November 1, 2013)

International Metals Streaming Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-182629	45-5634033
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4315 Lemac Drive Houston, Texas	77096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 500-1572

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

History of auditor changes:

In December 2012, Peter Messineo, CPA merged into the firm known as DKM Certified Public Accountants (“DKM”). Peter Messineo, CPA has audited our most recent financial statement for the year ended September 30, 2012. In April 2013, the agreement of DKM and Peter Messineo, CPA was terminated.  Messineo & Co., CPAs LLC was engaged as the Company’s registered independent public accountant on May 13, 2013 and it is a continuation of the audit firm Peter Messineo, CPA (“PM”).

(1)	Previous Independent Auditors:

	(a)	On November 1, 2013, International Metals Streaming Corp. (the “Company”) dismissed its registered independent public accountant, Messineo & Co., CPAs LLC (“M&Co”).

(b)
PM’s report on the financial statements for the year ended September 30, 2012 and for the period June 15, 2011 (inception) through September 30, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(c)
Our Board of Directors approved the decision to change the Company’s independent registered public accountant. Through the period covered by the financial audit for the year ended September 30, 2012 and through the current date, there have been no disagreements with M&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&Co would have caused them to make reference thereto in their report on the financial statements. Through the interim period until November 1, 2013 (the date of dismissal), there have been no disagreements with M&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&Co would have caused them to make reference thereto in their report on the financial statements.

	(d)	We have authorized M&Co to respond fully to the inquiries of the successor registeredindependent public accountant.

	(e)	During the year ended September 30, 2012 and the interim period through November 1, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

(f)
The Company provided a copy of the foregoing disclosures to M&Co prior to the date of the filing of this Report and requested that M&Co furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2)	New Independent Accountants:

(a)
On November 1, 2013, the Company engaged Gumbiner Savett Inc. (“Gumbiner”), as its new registered independent public accountant. During the year ended September 30, 2012 and prior to November 1, 2013, we did not consult with Gumbiner regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Gumbiner, in either case where written or oral advice provided by Gumbiner would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01  Financial Statements and Exhibits.

a.  None
b.  Exhibits

NUMBER	EXHIBIT
16.1	Letter from Messineo & Co., CPAs LLC, dated November 1, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

International Metals Streaming Corp.

Dated: November 6, 2013	By:	/s/ Kyle Floyd
Kyle Floyd,
Chief Executive Officer

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